UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2007
DELPHI FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11462	13-3427277

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE	19899

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code 302-478-5142
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On July 24, 2007, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
Note: The information in this report (including the exhibit) is furnished pursuant to “Item 2.02. Results of Operations and Financial Condition” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, unless incorporated by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description of Exhibits
99.1	Registrant’s July 24, 2007 press release.
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI FINANCIAL GROUP, INC.
/s/ ROBERT ROSENKRANZ
Robert Rosenkranz
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

Date: July 24, 2007